CAMDEN℠

Living Excellence

2Q16 Earnings Release & Supplemental Information

Camden Paces ● Atlanta, GA
Year Built 2015 ● 379 Apartment Homes
95% Occupied – July 24, 2016

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2016 OPERATING RESULTS

Houston, TEXAS (July 28, 2016) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and six months ended June 30, 2016. Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three and six months ended June 30, 2016 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2016	2015	2016	2015
FFO	$1.15	$1.12	$2.35	$2.20
AFFO	$0.99	$0.92	$2.09	$1.88
EPS	$4.92	$0.40	$5.38	$1.68

	Quarterly Growth	Sequential Growth	Year to Date Growth
Same Property Results	2Q16 vs. 2Q15	2Q16 vs. 1Q16	2016 vs. 2015
Revenues	4.3%	1.6%	4.6%
Expenses	5.3%	3.1%	3.8%
Net Operating Income ("NOI")	3.7%	0.8%	5.1%

Same Property Results	2Q16	2Q15	1Q16
Occupancy	95.5%	96.0%	95.4%

“We are pleased to report another quarter of strong performance, with earnings and operating results in line with our expectations,” said Richard Campo, Camden’s Chairman and CEO. “Same property growth remains above long-term trend and consistent with our projections, and we are proceeding well with our planned dispositions of over $1 billion of assets this year. As a result, we are maintaining the midpoint of our prior guidance ranges for both same property growth and FFO per share.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2015, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Lease-up was completed during the quarter at Camden Paces in Atlanta, GA.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 7/24/2016
Camden Glendale	Glendale, CA	303	$113.5	92%
Camden Chandler	Chandler, AZ	380	67.7	77%
TOTAL		683	$181.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 7/24/2016
Camden Gallery	Charlotte, NC	323	$58.0	55%
Camden Victory Park	Dallas, TX	423	82.0	45%
The Camden	Los Angeles, CA	287	145.0	41%
Camden Lincoln Station	Denver, CO	267	56.0
Camden NoMa II	Washington, DC	405	115.0
Camden Shady Grove	Rockville, MD	457	116.0
Camden McGowen Station	Houston, TX	315	90.0
TOTAL		2,477	$662.0

Acquisition/Disposition Activity
During the quarter Camden sold its Las Vegas portfolio, comprised of 15 operating communities with 4,918 apartment homes, a retail center, and approximately 19.6 acres of undeveloped land for $630 million. The Company also sold Camden Westshore in Tampa, FL for $39 million. Subsequent to quarter-end, the Company sold Camden Summerfield I and II in Landover, MD for $110 million, and Camden Clearbrook in Frederick, MD for $61 million.

The Company is also marketing several additional communities for sale and expects these future sales to total approximately $310 million.

Earnings Guidance
Camden updated its earnings guidance for 2016 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2016 as detailed below.

Per Diluted Share	3Q16	2016
FFO	$1.07 - $1.11	$4.50 - $4.60
EPS	$1.02 - $1.06	$6.73 - $6.83

Same Property Growth	2016 Range	2016 Midpoint
Revenues	3.85% - 4.35%	4.10%
Expenses	3.50% - 4.00%	3.75%
NOI	4.00% - 4.50%	4.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2016 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Special Dividend
Camden anticipates declaring a special dividend in 2016. Provided all planned dispositions are completed as forecasted, the special dividend is anticipated to total $4.00 - $4.50 per share. The company expects to pay the dividend in the third quarter of 2016. All future dividends remain subject to the discretion of the Company's Board of Trust Managers and no assurances are made regarding the amount, form of payment, or timing of any dividends.

Conference Call
Friday, July 29, 2016 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003
International Dial-In Number: (412) 317-6061
Passcode: 1942439
Webcast: http://services.choruscall.com/links/cpt160729

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 154 properties containing 54,214 apartment homes across the United States. Upon completion of 7 properties under development, the Company’s portfolio will increase to 56,691 apartment homes in 161 properties. Camden was recently named by FORTUNE® Magazine for the ninth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #9.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Total property revenues (a)	$221,478	$206,432	$439,073	$408,040

Adjusted EBITDA	126,639	124,836	258,162	246,696

Net income attributable to common shareholders	446,302	36,079	488,032	151,678
Per share - basic	4.94	0.40	5.40	1.69
Per share - diluted	4.92	0.40	5.38	1.68

Income from continuing operations attributable to common shareholders	68,536	31,023	105,190	141,753
Per share - basic	0.72	0.34	1.12	1.58
Per share - diluted	0.72	0.34	1.12	1.57

Funds from operations	105,578	102,041	215,688	200,569
Per share - diluted	1.15	1.12	2.35	2.20

Adjusted funds from operations	90,509	84,147	191,325	172,031
Per share - diluted	0.99	0.92	2.09	1.88

Dividends per share	0.75	0.70	1.50	1.40
Dividend payout ratio (FFO)	65.2%	62.5%	63.8%	63.6%

Interest expensed (b)	23,070	24,846	46,860	49,898
Interest capitalized (b)	4,690	5,206	9,295	10,601
Total interest incurred (b)	27,760	30,052	56,155	60,499

Principal amortization (b)	592	550	1,034	1,096

Net Debt to Annualized Adjusted EBITDA (b)(c)	4.3x	5.3x	4.8x	5.3x
Interest expense coverage ratio (b)	5.5x	5.0x	5.5x	4.9x
Total interest coverage ratio (b)	4.6x	4.2x	4.6x	4.1x
Fixed charge expense coverage ratio (b)	5.4x	4.9x	5.4x	4.8x
Total fixed charge coverage ratio (b)	4.5x	4.1x	4.5x	4.0x
Unencumbered real estate assets (at cost) to unsecured debt ratio (b)	3.8x	3.3x	3.8x	3.3x

Same property NOI increase (d)	3.7%	5.9%	5.1%	4.8%
(# of apartment homes included)	41,931	47,878	41,931	47,878

Gross turnover of apartment homes (annualized)	61%	64%	56%	58%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	51%	54%	47%	48%

			As of June 30,
			2016	2015
Total assets			$6,199,474	$5,988,906
Total debt			$2,480,800	$2,662,825
Common and common equivalent shares, outstanding end of period (e)			91,819	91,367
Share price, end of period			$88.42	$74.28
Book equity value, end of period (f)			$3,344,870	$2,988,876
Market equity value, end of period (g)			$8,118,636	$6,786,741

(a) Excludes discontinued operations.

(b) Prior period presented has been changed to reflect the adoption of Accounting Standards Update 2015-03 (“ASU 2015-03”), “Simplifying the Presentation of Debt Issuance Costs” (as supplemented by Accounting Standards Update 2015-15 [“ASU 2015-15”], “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”) at December 31, 2015, which required retrospective application.

(c) Net Debt is the average Notes Payable less the average Cash balance over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2015, excluding properties held for sale.

(e) Includes at June 30, 2016: 89,930 common shares (including 294 common share equivalents related to share awards & options), plus 1,889 common share equivalents upon the assumed conversion of non-controlling units.

(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
OPERATING DATA
Property revenues
Rental revenues	$189,246	$178,313	$376,365	$353,533
Other property revenues	32,232	28,119	62,708	54,507
Total property revenues	221,478	206,432	439,073	408,040

Property expenses
Property operating and maintenance	52,856	49,169	103,125	98,020
Real estate taxes	27,300	24,581	54,180	49,258
Total property expenses	80,156	73,750	157,305	147,278

Non-property income
Fee and asset management	1,791	1,618	3,556	3,181
Interest and other income	215	141	439	201
Income/(loss) on deferred compensation plans	1,224	(297)	1,287	1,567
Total non-property income	3,230	1,462	5,282	4,949

Other expenses
Property management	6,417	5,931	13,557	11,723
Fee and asset management	998	1,121	1,950	2,197
General and administrative	11,803	11,582	24,026	21,330
Interest (a)	23,070	24,846	46,860	49,898
Depreciation and amortization	62,456	59,940	124,547	117,924
Expense/(benefit) on deferred compensation plans	1,224	(297)	1,287	1,567
Total other expenses	105,968	103,123	212,227	204,639

Gain on sale of operating properties, including land	32,235	—	32,678	85,192
Equity in income of joint ventures	1,689	1,531	3,186	2,913
Income from continuing operations before income taxes	72,508	32,552	110,687	149,177
Income tax expense	(489)	(407)	(804)	(836)
Income from continuing operations	72,019	32,145	109,883	148,341
Income from discontinued operations	2,529	5,056	7,605	9,925
Gain on sale of discontinued operations, net of tax	375,237	—	375,237	—
Net income	449,785	37,201	492,725	158,266
Less income allocated to non-controlling interests from continuing operations	(3,483)	(1,122)	(4,693)	(6,588)
Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$449,785	$37,201	$492,725	$158,266
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	33	37	65	74
Comprehensive income	449,818	37,238	492,790	158,340
Less income allocated to non-controlling interests from continuing operations	(3,483)	(1,122)	(4,693)	(6,588)
Comprehensive income attributable to common shareholders	$446,335	$36,116	$488,097	$151,752

PER SHARE DATA

Total earnings per common share - basic	$4.94	$0.40	$5.40	$1.69
Total earnings per common share - diluted	4.92	0.40	5.38	1.68
Earnings per share from continuing operations - basic	0.72	0.34	1.12	1.58
Earnings per share from continuing operations - diluted	0.72	0.34	1.12	1.57

Weighted average number of common shares outstanding:
Basic	89,559	89,153	89,451	89,071
Diluted	89,862	90,252	89,780	90,496

(a) Prior period has been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678
Real estate depreciation and amortization	60,945	58,630	121,430	115,089
Real estate depreciation from discontinued operations	—	3,973	4,327	7,877
Adjustments for unconsolidated joint ventures	2,320	2,237	4,678	4,482
Income allocated to non-controlling interests	3,483	1,122	4,693	6,588
Gain on sale of operating properties, net of tax	(32,235)	—	(32,235)	(85,145)
Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Funds from operations	$105,578	$102,041	$215,688	$200,569

Less: recurring capitalized expenditures (a)	(15,069)	(17,894)	(24,363)	(28,538)

Adjusted funds from operations - diluted	$90,509	$84,147	$191,325	$172,031

PER SHARE DATA
Funds from operations - diluted	$1.15	$1.12	$2.35	$2.20
Adjusted funds from operations - diluted	0.99	0.92	2.09	1.88
Distributions declared per common share	0.75	0.70	1.50	1.40

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,753	91,338	91,673	91,307

PROPERTY DATA
Total operating properties (end of period) (b)	157	169	157	169
Total operating apartment homes in operating properties (end of period) (b)	54,984	58,680	54,984	58,680
Total operating apartment homes (weighted average)	49,309	51,762	50,931	51,660
Total operating apartment homes - excluding discontinued operations (weighted average)	47,943	46,844	47,789	46,742

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to pages 26 and 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
ASSETS
Real estate assets, at cost
Land	$989,097	$998,519	$989,247	$990,035	$975,211
Buildings and improvements	5,956,361	5,978,843	5,911,432	5,890,751	5,769,476
	6,945,458	6,977,362	6,900,679	6,880,786	6,744,687
Accumulated depreciation	(1,855,678)	(1,841,107)	(1,780,694)	(1,730,929)	(1,671,189)
Net operating real estate assets	5,089,780	5,136,255	5,119,985	5,149,857	5,073,498
Properties under development, including land	446,740	489,730	486,918	439,777	484,663
Investments in joint ventures	31,142	32,568	33,698	34,705	35,731
Properties held for sale, including land
Operating properties held for sale (a)	105,254	—	—	—	—
Discontinued operations held for sale (b)	—	238,417	239,063	237,635	238,640
Total real estate assets	5,672,916	5,896,970	5,879,664	5,861,974	5,832,532
Accounts receivable – affiliates	24,008	24,011	25,100	25,053	25,855
Other assets, net (c)	139,263	107,161	116,260	118,985	108,220
Cash and cash equivalents	341,726	6,935	10,617	10,375	16,508
Restricted cash	21,561	5,378	5,971	6,126	5,791
Total assets	$6,199,474	$6,040,455	$6,037,612	$6,022,513	$5,988,906

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,582,077	$1,866,502	$1,824,930	$1,803,360	$1,761,793
Secured	898,723	899,315	899,757	900,472	901,032
Accounts payable and accrued expenses	140,864	140,991	133,353	131,532	128,532
Accrued real estate taxes	46,801	25,499	45,223	57,642	43,905
Distributions payable	69,116	69,020	64,275	64,276	64,253
Other liabilities (d)	117,023	86,423	97,814	96,679	100,515
Total liabilities	2,854,604	3,087,750	3,065,352	3,053,961	3,000,030

Commitments and contingencies
Non-qualified deferred compensation share awards	72,480	88,550	79,364	72,316	69,791

Equity
Common shares of beneficial interest	978	975	976	976	976
Additional paid-in capital	3,673,237	3,658,372	3,662,864	3,660,482	3,657,537
Distributions in excess of net income attributable to common shareholders	(104,004)	(491,275)	(458,577)	(452,257)	(426,614)
Treasury shares, at cost	(373,914)	(378,032)	(386,793)	(387,114)	(387,172)
Accumulated other comprehensive loss (e)	(1,848)	(1,881)	(1,913)	(2,307)	(2,345)
Total common equity	3,194,449	2,788,159	2,816,557	2,819,780	2,842,382
Non-controlling interests	77,941	75,996	76,339	76,456	76,703
Total equity	3,272,390	2,864,155	2,892,896	2,896,236	2,919,085
Total liabilities and equity	$6,199,474	$6,040,455	$6,037,612	$6,022,513	$5,988,906

(a) Operating properties held for sale includes one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) All prior periods presented have been changed to present the 15 operating properties, 19.6 acres of land, and retail center located in Las Vegas, Nevada, which were classified as held for sale at March 31, 2016 and subsequently sold on April 26, 2016. (See page 19 for additional information relating to this sale).

(c) Includes net deferred charges of:	$2,353	$2,600	$2,851	$3,077	$59

(d) Includes deferred revenues of:	$831	$1,797	$1,768	$1,918	$843

(e) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2016 (in apartment homes)

	Fully Consolidated						Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Held for Sale	Total	Operating	Grand Total
D.C. Metro (a)	5,033	321	—	862	775	6,991	276	7,267
Houston, TX	5,912	—	—	315	—	6,227	2,522	8,749
SE Florida	2,520	261	—	—	—	2,781	—	2,781
Dallas, TX	3,993	—	—	423	—	4,416	1,250	5,666
Los Angeles/Orange County, CA	2,068	421	303	287	—	3,079	—	3,079
Atlanta, GA	3,633	379	—	—	—	4,012	234	4,246
Tampa, FL	3,060	—	—	—	—	3,060	450	3,510
Orlando, FL	3,240	—	—	—	—	3,240	300	3,540
Charlotte, NC	2,487	—	—	323	—	2,810	266	3,076
Denver, CO	1,941	424	—	267	—	2,632	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	—	1,665	—	1,665
Phoenix, AZ	2,095	454	380	—	—	2,929	—	2,929
Raleigh, NC	2,266	438	—	—	—	2,704	350	3,054
Austin, TX	1,386	614	—	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	1,005	—	—	—	1,637	270	1,907
Total Portfolio	41,931	4,317	683	2,477	775	50,183	7,278	57,461

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
D.C. Metro	15.2%	16.3%	15.9%	95.4%	94.8%	94.8%	96.1%	96.2%
Houston, TX	12.6%	10.8%	11.6%	94.1%	93.9%	94.7%	95.6%	95.8%
SE Florida	8.4%	8.0%	7.7%	96.3%	96.9%	96.8%	96.9%	96.6%
Dallas, TX	7.6%	6.5%	6.9%	96.0%	96.1%	95.9%	96.3%	96.2%
Los Angeles/Orange County, CA	7.2%	7.9%	7.6%	95.5%	95.4%	95.6%	95.5%	95.1%
Atlanta, GA	7.8%	7.8%	7.6%	95.8%	95.4%	95.6%	95.9%	96.1%
Tampa, FL	6.0%	5.6%	5.6%	95.6%	95.9%	96.3%	95.9%	95.8%
Orlando, FL	6.6%	5.7%	5.7%	96.3%	95.7%	95.4%	96.4%	95.6%
Charlotte, NC	5.8%	5.0%	5.0%	96.3%	96.0%	96.2%	97.1%	96.9%
Denver, CO	5.4%	5.5%	5.3%	95.7%	94.3%	95.0%	96.6%	96.1%
San Diego/Inland Empire, CA	5.0%	4.3%	4.1%	95.5%	95.2%	95.9%	96.4%	96.1%
Phoenix, AZ	4.5%	5.3%	5.1%	93.7%	95.2%	95.5%	95.5%	94.7%
Raleigh, NC	4.2%	4.3%	4.3%	95.1%	94.8%	94.7%	95.8%	95.1%
Austin, TX	2.6%	3.3%	3.8%	95.3%	95.7%	95.3%	96.3%	95.7%
Corpus Christi, TX	1.1%	1.9%	2.0%	93.1%	93.0%	94.4%	95.3%	93.7%
Las Vegas, NV	—%	1.8%	1.8%	N/A	94.5%	94.9%	95.2%	95.7%
Total Portfolio	100.0%	100.0%	100.0%	95.3%	95.2%	95.4%	96.0%	95.9%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2016	2015	Change	2016	2015	Change
"Same Property" Communities (a)	41,931	$191,903	$184,009	$7,894	$380,774	$364,013	$16,761
Non-"Same Property" Communities (b)	4,317	19,305	15,281	4,024	39,133	29,161	9,972
Development and Lease-Up Communities (c)	3,160	4,171	397	3,774	7,033	450	6,583
Disposition/Other (d)	775	6,099	6,745	(646)	12,133	14,416	(2,283)
Total Property Revenues	50,183	$221,478	$206,432	$15,046	$439,073	$408,040	$31,033

Property Expenses
"Same Property" Communities (a)	41,931	$69,292	$65,801	$3,491	$136,520	$131,507	$5,013
Non-"Same Property" Communities (b)	4,317	7,213	5,573	1,640	14,067	10,664	3,403
Development and Lease-Up Communities (c)	3,160	1,779	173	1,606	2,981	201	2,780
Disposition/Other (d)	775	1,872	2,203	(331)	3,737	4,906	(1,169)
Total Property Expenses	50,183	$80,156	$73,750	$6,406	$157,305	$147,278	$10,027

Property Net Operating Income
"Same Property" Communities (a)	41,931	$122,611	$118,208	$4,403	$244,254	$232,506	$11,748
Non-"Same Property" Communities (b)	4,317	12,092	9,708	2,384	25,066	18,497	6,569
Development and Lease-Up Communities (c)	3,160	2,392	224	2,168	4,052	249	3,803
Disposition/Other (d)	775	4,227	4,542	(315)	8,396	9,510	(1,114)
Total Property Net Operating Income	50,183	$141,322	$132,682	$8,640	$281,768	$260,762	$21,006

Income from Discontinued Operations (e)		Three Months Ended June 30,			Six Months Ended June 30,
		2016	2015		2016	2015
Property Revenues		$4,357	$14,219		$19,184	$28,045
Property Expenses		(1,750)	(5,039)		(6,898)	(9,922)
Property Net Operating Income		2,607	9,180		12,286	18,123
Property management expense		(66)	(151)		(242)	(321)
Depreciation and amortization		—	(3,973)		(4,327)	(7,877)
Other taxes		(12)	—		(112)	—
Gain on Sale of Discontinued Operations		375,237	—		375,237	—
Income from Discontinued Operations		$377,766	$5,056		$382,842	$9,925

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2015, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2015, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations", as well as communities held for sale as of June 30, 2016. "Other" includes results from non-multifamily rental communities, below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e) Represents operating results for our Las Vegas assets sold on April 26, 2016.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q16	2Q15	Growth	2Q16	2Q15	Growth	2Q16	2Q15	Growth
D.C. Metro	5,033	$27,361	$27,423	(0.2)%	$8,711	$8,629	1.0%	$18,650	$18,794	(0.8)%
Houston, TX	5,912	27,486	27,750	(1.0)%	11,988	11,279	6.3%	15,498	16,471	(5.9)%
SE Florida	2,520	15,256	14,507	5.2%	4,973	4,798	3.6%	10,283	9,709	5.9%
Dallas, TX	3,993	15,982	14,721	8.6%	6,633	5,892	12.6%	9,349	8,829	5.9%
Los Angeles/Orange County, CA	2,068	12,703	12,126	4.8%	3,923	3,739	4.9%	8,780	8,387	4.7%
Atlanta, GA	3,633	15,182	14,428	5.2%	5,667	5,517	2.7%	9,515	8,911	6.8%
Tampa, FL	3,060	11,803	10,774	9.6%	4,419	4,116	7.4%	7,384	6,658	10.9%
Orlando, FL	3,240	12,715	11,629	9.3%	4,583	4,341	5.6%	8,132	7,288	11.6%
Charlotte, NC	2,487	10,453	10,236	2.1%	3,401	3,336	1.9%	7,052	6,900	2.2%
Denver, CO	1,941	9,258	8,701	6.4%	2,678	2,523	6.1%	6,580	6,178	6.5%
San Diego/Inland Empire, CA	1,665	9,356	8,654	8.1%	3,269	3,102	5.4%	6,087	5,552	9.6%
Phoenix, AZ	2,095	8,397	7,776	8.0%	2,880	2,623	9.8%	5,517	5,153	7.1%
Raleigh, NC	2,266	8,001	7,577	5.6%	2,803	2,625	6.8%	5,198	4,952	5.0%
Austin, TX	1,386	5,775	5,476	5.5%	2,522	2,412	4.6%	3,253	3,064	6.2%
Corpus Christi, TX	632	2,175	2,231	(2.5)%	842	869	(3.1)%	1,333	1,362	(2.1)%

Total Same Property	41,931	$191,903	$184,009	4.3%	$69,292	$65,801	5.3%	$122,611	$118,208	3.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q16	2Q15	Growth	2Q16	2Q15	Growth	2Q16	2Q15	Growth
D.C. Metro	15.2%	95.5%	96.6%	(1.1)%	$1,668	$1,661	0.4%	$1,898	$1,880	0.9%
Houston, TX	12.6%	93.9%	96.0%	(2.1)%	1,460	1,460	0.0%	1,650	1,631	1.1%
SE Florida	8.4%	96.5%	96.7%	(0.2)%	1,851	1,766	4.8%	2,092	1,985	5.4%
Dallas, TX	7.6%	96.2%	96.2%	0.0%	1,186	1,114	6.5%	1,387	1,277	8.6%
Los Angeles/Orange County, CA	7.2%	95.4%	95.0%	0.4%	1,952	1,854	5.3%	2,147	2,057	4.4%
Atlanta, GA	7.8%	95.9%	96.2%	(0.3)%	1,243	1,188	4.6%	1,453	1,377	5.5%
Tampa, FL	6.0%	95.7%	95.6%	0.1%	1,087	1,018	6.8%	1,344	1,228	9.5%
Orlando, FL	6.6%	96.6%	95.8%	0.8%	1,141	1,065	7.1%	1,355	1,249	8.5%
Charlotte, NC	5.8%	96.3%	96.9%	(0.6)%	1,244	1,216	2.3%	1,455	1,416	2.7%
Denver, CO	5.4%	95.6%	96.1%	(0.5)%	1,451	1,364	6.4%	1,664	1,556	6.9%
San Diego/Inland Empire, CA	5.0%	95.5%	96.1%	(0.6)%	1,736	1,634	6.2%	1,961	1,803	8.7%
Phoenix, AZ	4.5%	94.7%	94.7%	0.0%	1,154	1,107	4.2%	1,410	1,306	8.0%
Raleigh, NC	4.2%	95.3%	95.5%	(0.2)%	1,006	963	4.5%	1,235	1,167	5.8%
Austin, TX	2.6%	95.7%	95.8%	(0.1)%	1,202	1,153	4.2%	1,451	1,374	5.6%
Corpus Christi, TX	1.1%	92.7%	93.3%	(0.6)%	1,006	1,010	(0.4)%	1,237	1,261	(1.9)%

Total Same Property	100.0%	95.5%	96.0%	(0.5)%	$1,379	$1,329	3.8%	$1,598	$1,524	4.8%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q16	1Q16	Growth	2Q16	1Q16	Growth	2Q16	1Q16	Growth
D.C. Metro	5,033	$27,361	$26,987	1.4%	$8,711	$8,776	(0.7)%	$18,650	$18,211	2.4%
Houston, TX	5,912	27,486	27,313	0.6%	11,988	11,681	2.6%	15,498	15,632	(0.9)%
SE Florida	2,520	15,256	15,093	1.1%	4,973	4,824	3.1%	10,283	10,269	0.1%
Dallas, TX	3,993	15,982	15,705	1.8%	6,633	6,351	4.4%	9,349	9,354	(0.1)%
Los Angeles/Orange County, CA	2,068	12,703	12,581	1.0%	3,923	3,839	2.2%	8,780	8,742	0.4%
Atlanta, GA	3,633	15,182	14,802	2.6%	5,667	5,413	4.7%	9,515	9,389	1.3%
Tampa, FL	3,060	11,803	11,557	2.1%	4,419	4,308	2.6%	7,384	7,249	1.9%
Orlando, FL	3,240	12,715	12,401	2.5%	4,583	4,533	1.1%	8,132	7,868	3.4%
Charlotte, NC	2,487	10,453	10,328	1.2%	3,401	3,212	5.9%	7,052	7,116	(0.9)%
Denver, CO	1,941	9,258	8,889	4.2%	2,678	2,239	19.6%	6,580	6,650	(1.1)%
San Diego/Inland Empire, CA	1,665	9,356	9,199	1.7%	3,269	3,287	(0.5)%	6,087	5,912	3.0%
Phoenix, AZ	2,095	8,397	8,292	1.3%	2,880	2,781	3.6%	5,517	5,511	0.1%
Raleigh, NC	2,266	8,001	7,877	1.6%	2,803	2,697	3.9%	5,198	5,180	0.3%
Austin, TX	1,386	5,775	5,684	1.6%	2,522	2,467	2.2%	3,253	3,217	1.1%
Corpus Christi, TX	632	2,175	2,163	0.6%	842	819	2.8%	1,333	1,344	(0.8)%

Total Same Property	41,931	$191,903	$188,871	1.6%	$69,292	$67,227	3.1%	$122,611	$121,644	0.8%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q16	1Q16	Growth	2Q16	1Q16	Growth	2Q16	1Q16	Growth
D.C. Metro	15.2%	95.5%	94.9%	0.6%	$1,668	$1,659	0.5%	$1,898	$1,884	0.8%
Houston, TX	12.6%	93.9%	94.2%	(0.3)%	1,460	1,467	(0.5)%	1,650	1,634	0.9%
SE Florida	8.4%	96.5%	96.9%	(0.4)%	1,851	1,834	0.9%	2,092	2,060	1.5%
Dallas, TX	7.6%	96.2%	96.3%	(0.1)%	1,186	1,170	1.4%	1,387	1,361	1.9%
Los Angeles/Orange County, CA	7.2%	95.4%	95.4%	0.0%	1,952	1,924	1.5%	2,147	2,127	1.0%
Atlanta, GA	7.8%	95.9%	95.4%	0.5%	1,243	1,233	0.8%	1,453	1,423	2.1%
Tampa, FL	6.0%	95.7%	96.0%	(0.3)%	1,087	1,069	1.7%	1,344	1,312	2.4%
Orlando, FL	6.6%	96.6%	95.7%	0.9%	1,141	1,124	1.5%	1,355	1,333	1.6%
Charlotte, NC	5.8%	96.3%	96.1%	0.2%	1,244	1,235	0.7%	1,455	1,441	1.0%
Denver, CO	5.4%	95.6%	94.3%	1.3%	1,451	1,437	1.0%	1,664	1,618	2.9%
San Diego/Inland Empire, CA	5.0%	95.5%	95.2%	0.3%	1,736	1,715	1.2%	1,961	1,934	1.4%
Phoenix, AZ	4.5%	94.7%	95.8%	(1.1)%	1,154	1,145	0.8%	1,410	1,378	2.4%
Raleigh, NC	4.2%	95.3%	95.4%	(0.1)%	1,006	995	1.1%	1,235	1,215	1.7%
Austin, TX	2.6%	95.7%	96.2%	(0.5)%	1,202	1,188	1.2%	1,451	1,421	2.1%
Corpus Christi, TX	1.1%	92.7%	92.4%	0.3%	1,006	1,015	(0.9)%	1,237	1,233	0.3%

Total Same Property	100.0%	95.5%	95.4%	0.1%	$1,379	$1,368	0.8%	$1,598	$1,574	1.5%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2016	2015	Growth	2016	2015	Growth	2016	2015	Growth
D.C. Metro	5,033	$54,348	$54,194	0.3%	$17,487	$17,368	0.7%	$36,861	$36,826	0.1%
Houston, TX	5,912	54,799	54,962	(0.3)%	23,669	22,864	3.5%	31,130	32,098	(3.0)%
SE Florida	2,520	30,349	28,697	5.8%	9,797	9,741	0.6%	20,552	18,956	8.4%
Dallas, TX	3,993	31,688	29,176	8.6%	12,984	11,632	11.6%	18,704	17,544	6.6%
Los Angeles/Orange County, CA	2,068	25,284	24,123	4.8%	7,763	7,581	2.4%	17,521	16,542	5.9%
Atlanta, GA	3,633	29,984	28,320	5.9%	11,079	10,713	3.4%	18,905	17,607	7.4%
Tampa, FL	3,060	23,360	21,285	9.7%	8,727	8,216	6.2%	14,633	13,069	12.0%
Orlando, FL	3,240	25,116	23,077	8.8%	9,117	8,695	4.9%	15,999	14,382	11.2%
Charlotte, NC	2,487	20,781	20,268	2.5%	6,613	6,564	0.7%	14,168	13,704	3.4%
Denver, CO	1,941	18,147	17,123	6.0%	4,917	5,031	(2.3)%	13,230	12,092	9.4%
San Diego/Inland Empire, CA	1,665	18,554	17,159	8.1%	6,556	6,269	4.6%	11,998	10,890	10.2%
Phoenix, AZ	2,095	16,688	15,449	8.0%	5,661	5,205	8.8%	11,027	10,244	7.6%
Raleigh, NC	2,266	15,879	14,964	6.1%	5,500	5,110	7.6%	10,379	9,854	5.3%
Austin, TX	1,386	11,459	10,808	6.0%	4,989	4,816	3.6%	6,470	5,992	8.0%
Corpus Christi, TX	632	4,338	4,408	(1.6)%	1,661	1,702	(2.4)%	2,677	2,706	(1.1)%

Total Same Property	41,931	$380,774	$364,013	4.6%	$136,520	$131,507	3.8%	$244,254	$232,506	5.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2016	2015	Growth	2016	2015	Growth	2016	2015	Growth
D.C. Metro	15.1%	95.2%	95.7%	(0.5)%	$1,663	$1,659	0.2%	$1,891	$1,875	0.8%
Houston, TX	12.7%	94.1%	95.6%	(1.5)%	1,464	1,456	0.5%	1,641	1,620	1.2%
SE Florida	8.4%	96.7%	96.5%	0.2%	1,843	1,758	4.8%	2,076	1,966	5.6%
Dallas, TX	7.7%	96.3%	96.1%	0.2%	1,178	1,106	6.5%	1,374	1,267	8.4%
Los Angeles/Orange County, CA	7.2%	95.4%	95.3%	0.1%	1,938	1,842	5.2%	2,137	2,040	4.7%
Atlanta, GA	7.7%	95.6%	95.5%	0.1%	1,238	1,179	5.0%	1,438	1,360	5.8%
Tampa, FL	6.0%	95.8%	95.5%	0.3%	1,078	1,011	6.6%	1,328	1,214	9.4%
Orlando, FL	6.6%	96.1%	95.6%	0.5%	1,132	1,058	7.0%	1,344	1,242	8.3%
Charlotte, NC	5.8%	96.2%	96.6%	(0.4)%	1,239	1,210	2.4%	1,448	1,406	2.9%
Denver, CO	5.4%	95.0%	96.0%	(1.0)%	1,444	1,348	7.1%	1,640	1,532	7.0%
San Diego/Inland Empire, CA	4.9%	95.4%	95.9%	(0.5)%	1,725	1,623	6.3%	1,947	1,792	8.6%
Phoenix, AZ	4.5%	95.2%	95.4%	(0.2)%	1,150	1,103	4.3%	1,394	1,289	8.2%
Raleigh, NC	4.3%	95.3%	95.4%	(0.1)%	1,001	957	4.6%	1,225	1,154	6.2%
Austin, TX	2.6%	96.0%	95.6%	0.4%	1,195	1,147	4.2%	1,436	1,360	5.6%
Corpus Christi, TX	1.1%	92.5%	93.3%	(0.8)%	1,011	1,008	0.3%	1,236	1,246	(0.8)%

Total Same Property	100.0%	95.4%	95.7%	(0.3)%	$1,373	$1,323	3.8%	$1,586	$1,511	4.9%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2016
(In thousands)

(Unaudited)

					% of Actual
					2Q16 Operating
Quarterly Comparison (a)	2Q16	2Q15	$ Change	% Change	Expenses

Property taxes	$24,099	$22,512	$1,587	7.1%	34.8%
Salaries and Benefits for On-site Employees	15,056	14,173	883	6.2%	21.7%
Utilities	14,579	13,111	1,468	11.2%	21.0%
Repairs and Maintenance	9,282	8,946	336	3.8%	13.4%
Property Insurance	2,268	3,005	(737)	(24.5)%	3.3%
General and Administrative	2,295	2,196	99	4.5%	3.3%
Marketing and Leasing	1,153	1,225	(72)	(5.9)%	1.7%
Other	560	633	(73)	(11.5)%	0.8%

Total Same Property	$69,292	$65,801	$3,491	5.3%	100.0%

					% of Actual
					2Q16 Operating
Sequential Comparison (a)	2Q16	1Q16	$ Change	% Change	Expenses

Property taxes	$24,099	$23,864	$235	1.0%	34.8%
Salaries and Benefits for On-site Employees	15,056	14,705	351	2.4%	21.7%
Utilities	14,579	14,294	285	2.0%	21.0%
Repairs and Maintenance	9,282	8,716	566	6.5%	13.4%
Property Insurance	2,268	1,644	624	38.0%	3.3%
General and Administrative	2,295	2,368	(73)	(3.1)%	3.3%
Marketing and Leasing	1,153	1,080	73	6.8%	1.7%
Other	560	556	4	0.7%	0.8%

Total Same Property	$69,292	$67,227	$2,065	3.1%	100.0%

					% of Actual
					2016 Operating
Year to Date Comparison (a)	2016	2015	$ Change	% Change	Expenses

Property taxes	$47,963	$45,359	$2,604	5.7%	35.1%
Salaries and Benefits for On-site Employees	29,761	28,480	1,281	4.5%	21.8%
Utilities	28,873	26,145	2,728	10.4%	21.2%
Repairs and Maintenance	17,999	17,454	545	3.1%	13.2%
Property Insurance	3,912	6,136	(2,224)	(36.3)%	2.9%
General and Administrative	4,663	4,405	258	5.9%	3.4%
Marketing and Leasing	2,233	2,354	(121)	(5.1)%	1.6%
Other	1,116	1,174	(58)	(5.0)%	0.8%

Total Same Property	$136,520	$131,507	$5,013	3.8%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING DATA (a)	2016	2015	2016	2015
Property Revenues
Rental revenues	$8,125	$7,732	$16,174	$15,309
Other property revenues	1,246	1,128	2,444	2,164
Total property revenues	9,371	8,860	18,618	17,473

Property expenses
Property operating and maintenance	2,239	2,105	4,426	4,151
Real estate taxes	1,574	1,422	3,174	2,897
	3,813	3,527	7,600	7,048

Net Operating Income	5,558	5,333	11,018	10,425

Other expenses
Interest (b)	1,463	1,460	3,004	2,913
Depreciation and amortization	2,309	2,217	4,655	4,367
Other (including debt prepayment penalties)	97	125	173	232
Total other expenses	3,869	3,802	7,832	7,512

Equity in income of joint ventures	$1,689	$1,531	$3,186	$2,913

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
BALANCE SHEET DATA(c)
Land	$109,912	$109,912	$109,912	$108,157	$106,792
Building & Improvements	734,947	731,896	730,867	714,631	701,209
	844,859	841,808	840,779	822,788	808,001
Accumulated Depreciation	(129,364)	(121,865)	(114,277)	(106,669)	(99,270)
Net operating real estate assets	715,495	719,943	726,502	716,119	708,731
Properties under development and land	1,265	2,347	1,711	16,177	26,605
Cash and other assets, net	14,873	13,863	19,768	20,880	18,072
Total assets	$731,633	$736,153	$747,981	$753,176	$753,408

Notes payable	$524,155	$528,193	$526,950	$528,702	$527,854
Other liabilities	20,457	16,347	25,765	26,011	23,917
Total liabilities	544,612	544,540	552,715	554,713	551,771

Member's equity	187,021	191,613	195,266	198,463	201,637
Total liabilities and members' equity	$731,633	$736,153	$747,981	$753,176	$753,408

Company's equity investment	$31,142	$32,568	$33,698	$34,705	$35,731

Company's pro-rata share of debt	$164,061	$165,325	$164,935	$165,484	$165,218

PROPERTY DATA (end of period)
Total operating properties	22	22	22	21	21
Total operating apartment homes	7,278	7,278	7,278	7,012	7,012
Pro rata share of operating apartment homes	2,278	2,278	2,278	2,195	2,195
Total development properties	—	—	—	1	1
Total development apartment homes	—	—	—	266	266
Pro rata share of development apartment homes	—	—	—	83	83

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Prior year has been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.
(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2016 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/24/2016
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Glendale	303	$113.5			4Q12	2Q15	3Q15	3Q16	92%	92%
	Glendale, CA
2.	Camden Chandler	380	67.7			1Q14	1Q15	1Q16	4Q16	77%	81%
	Chandler, AZ

Total Completed Communities in Lease-Up		683	$181.2							84%	86%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/24/2016
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Gallery	323	$58.0	$56.1	$25.7	3Q13	1Q16	4Q16	1Q17	55%	50%
	Charlotte, NC
2.	Camden Victory Park	423	82.0	80.5	33.3	4Q13	1Q16	3Q16	1Q18	45%	35%
	Dallas, TX
3.	The Camden	287	145.0	128.4	40.9	4Q13	2Q16	4Q16	2Q17	41%	37%
	Los Angeles, CA
4.	Camden Lincoln Station	267	56.0	31.1	31.1	4Q14	4Q16	2Q17	1Q18
	Denver, CO
5.	Camden NoMa II	405	115.0	78.6	78.6	1Q15	2Q17	4Q17	4Q19
	Washington, DC
6.	Camden Shady Grove	457	116.0	69.1	69.1	2Q15	1Q17	1Q18	4Q19
	Rockville, MD
7.	Camden McGowen Station	315	90.0	23.9	23.9	4Q14	4Q17	2Q18	3Q19
	Houston, TX

Total Development Communities		2,477	$662.0	$467.7	$302.6					47%	40%

Additional Development Pipeline & Land (a)					144.1

Total Properties Under Development and Land (per Balance Sheet)					$446.7

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q16 NOI
Communities that Stabilized During Quarter								$117.5	$1.5
Completed Communities in Lease-Up								181.2	1.8
Development Communities in Lease-Up								265.0	0.6
Total Development Communities NOI Contribution								$563.7	$3.9

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF JUNE 30, 2016 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Washingtonian	365	$90.0	$22.1
	Gaithersburg, MD
2.	Camden North End (b)	1,069	225.0	40.9
	Phoenix, AZ
3.	Camden Buckhead	336	80.0	23.3
	Atlanta, GA
4.	Camden Arts District	354	150.0	15.0
	Los Angeles, CA
5.	Camden Conte (c)	519	170.0	21.8
	Houston, TX
6.	Camden Atlantic	286	62.0	13.8
	Plantation, FL
7.	Camden Grandview II	28	17.0	5.7
	Charlotte, NC

Development Pipeline		2,957	$794.0	$142.6

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Charlotte, NC	0.2		$0.9
	Other (d)	0.0		0.6

Land Holdings/Other		0.2		$1.5

Total Development Pipeline and Land				$144.1

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Anticipated to be developed in three phases. The estimated units, estimated cost, and cost to date represent all phases.

(c) Anticipated to be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

(d) Includes development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, or for which the Company is the buyer under a contract to purchase land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2016 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Age	Closing Date
1.	Las Vegas Portfolio (a)	Las Vegas, NV	$630.0	4,918 Homes	$1,060	23 years	4/26/16
2.	Camden Westshore	Tampa, FL	39.0	278 Homes	1,026	30 years	6/28/16
3.	Camden Clearbrook (b)	Frederick, MD	61.0	297 Homes	1,373	9 years	7/11/16
4.	Camden Summerfield (b)	Landover, MD	67.0	291 Homes	1,648	8 years	7/11/16
5.	Camden Summerfield II (b)	Landover, MD	43.0	187 Homes	1,627	4 years	7/11/16

Total/Average Dispositions			$840.0	5,971 Homes	$1,155	19 years

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Grandview II	Charlotte, NC	$4.1	2.0	2/23/2016
2.	Camden Gallery (c)	Charlotte, NC	0.8	0.2	6/15/2016

Total/Average Land Acquisitions			$4.9	2.2 Acres

(a) Includes retail center and 19.6 acres of land.

(b) Closed subsequent to quarter end.

(c) Additional outparcel of an existing development.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2016:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2016	$61	$—	$—	$61	—%	N/A
2017	436	—	246,750	247,186	10.0%	5.8%
2018	799	175,000	—	175,799	7.1%	1.3%
2019	1,139	644,107	—	645,246	26.0%	5.4%
2020	1,110	—	—	1,110	—%	N/A
2021	1,480	—	250,000	251,480	10.1%	4.8%
2022	1,860	—	350,000	351,860	14.2%	3.2%
2023	2,991	—	250,000	252,991	10.2%	5.1%
2024	3,832	—	500,000	503,832	20.3%	4.0%
Thereafter	51,235	—	—	51,235	2.1%	3.4%
Total Maturing Debt	$64,943	$819,107	$1,596,750	$2,480,800	100.0%	4.4%

Unsecured Line of Credit	—	—	—	—	—%	—%
Total Debt	$64,943	$819,107	$1,596,750	$2,480,800	100.0%	4.4%

Weighted Average Maturity of Debt		5.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$206,710	8.3%	1.4%	3.7 Years
Fixed rate debt	2,274,090	91.7%	4.7%	5.5 Years
Total	$2,480,800	100.0%	4.4%	5.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,582,077	63.8%	4.4%	5.9 Years
Secured debt	898,723	36.2%	4.4%	4.5 Years
Total	$2,480,800	100.0%	4.4%	5.4 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$692,013	77.0%	5.3%	4.8 Years
Conventional variable-rate mortgage debt	175,000	19.5%	1.3%	2.3 Years
Tax exempt variable rate debt	31,710	3.5%	1.9%	12.0 Years
Total	$898,723	100.0%	4.4%	4.5 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	2Q16 NOI	% of Total
Unencumbered real estate assets	37,762	75.2%	$5,948,347	79.0%	$105,569	74.7%
Encumbered real estate assets	12,421	24.8%	1,581,051	21.0%	35,753	25.3%
Total	50,183	100.0%	$7,529,398	100.0%	$141,322	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.8x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2016 AND 2017:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2016	$25	$—	$—	$25	N/A
4Q 2016	36	—	—	36	N/A
2016	$61	$—	$—	$61	N/A

1Q 2017	$47	$—	$—	$47	N/A
2Q 2017	99	—	246,750	246,849	5.8%
3Q 2017	139	—	—	139	N/A
4Q 2017	151	—	—	151	N/A
2017	$436	$—	$246,750	$247,186	5.8%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	23%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	424%	Yes

Unsecured Debt to Gross Asset Value	<	60%	19%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	31%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	406%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	432%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2016:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2016	$1,147	$24,716	$25,863	15.8%	3.5%
2017	1,596	44,397	45,993	28.0%	3.2%
2018	650	50,740	51,390	31.3%	4.0%
2019	303	7,383	7,686	4.6%	4.2%
2020	114	—	114	0.1%	N/A
2021	(20)	5,160	5,140	3.1%	4.8%
2022	(32)	—	(32)	—%	N/A
2023	(32)	—	(32)	—%	N/A
2024	(33)	—	(33)	—%	N/A
Thereafter	(44)	27,226	27,182	16.6%	2.4%
Total Debt	$3,649	$159,622	$163,271	99.5%	3.5%

Unsecured lines of credit (b)	$—	$790	$790	0.5%	3.3%
	$3,649	$160,412	$164,061	100.0%	3.5%

Weighted Average Maturity of Debt		2.8 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$63,171	38.5%	2.4%	4.9 Years
Fixed rate debt		100,890	61.5%	4.1%	1.5 Years
Total		$164,061	100.0%	3.5%	2.8 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$100,890	61.5%	4.1%	1.5 Years
Conventional variable-rate mortgage debt		43,635	26.6%	2.5%	6.3 Years
Variable-rate construction loans		18,746	11.4%	2.1%	1.7 Years
Unsecured lines of credit		790	0.5%	3.3%	0.6 Years
Total		$164,061	100.0%	3.5%	2.8 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,278	$844,859
Land		0	1,265
Total		7,278	$846,124

(a) Includes all available extension options.

(b) As of June 30, 2016 these borrowings were drawn under the lines of credit with $10.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2016 AND 2017:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
3Q 2016	$619	$—	$619	N/A
4Q 2016	528	24,716	25,244	3.5%
2016	$1,147	$24,716	$25,863	3.5%

1Q 2017 (b)	$434	$9,914	$10,348	3.6%
2Q 2017	391	16,711	17,102	2.7%
3Q 2017	388	4,992	5,380	4.8%
4Q 2017	383	13,570	13,953	2.9%
2017	$1,596	$45,187	$46,783	3.2%

(a) Includes all available extension options.

(b) 1Q 2017 maturities includes unsecured lines of credit with $790 (Camden's pro-rata share) outstanding as of June 30, 2016. The lines of credit have $10.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2016 (a)
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (b)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.6	years	$2,074	$42	$1,136	$23
Appliances	9.4	years	579	12	273	6
Painting	—		—	—	1,570	32
Cabinetry/Countertops	10.0	years	231	5	—	—
Other	9.2	years	1,145	23	513	10
Exteriors
Painting	5.0	years	811	16	—	—
Carpentry	10.0	years	(128)	(3)	—	—
Landscaping	5.3	years	669	14	2,548	52
Roofing	18.6	years	944	19	91	2
Site Drainage	10.0	years	48	1	—	—
Fencing/Stair	10.0	years	379	8	—	—
Other (c)	6.0	years	2,588	53	3,038	62
Common Areas
Mech., Elec., Plumbing	9.3	years	2,880	58	1,486	30
Parking/Paving	4.7	years	573	12	—	—
Pool/Exercise/Facility	7.8	years	2,276	46	382	8
Total Recurring (d)			$15,069	$306	$11,037	$225
Weighted Average Apartment Homes				49,309		49,309

Non-recurring capitalized expenditures (e)			$2,327

Revenue Enhancing Expenditures (f)	10.0	years	$3,569	$10,405
Revenue Enhanced Apartment Homes				343

	Year to date 2016 (a)
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (b)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.6	years	$4,105	$81	$1,933	$38
Appliances	9.4	years	1,303	26	508	10
Painting	—		—	—	2,931	58
Cabinetry/Countertops	10.0	years	501	10	—	—
Other	9.2	years	2,146	42	1,006	20
Exteriors
Painting	5.0	years	876	17	—	—
Carpentry	10.0	years	486	10	—	—
Landscaping	5.3	years	871	17	5,749	113
Roofing	18.6	years	1,274	25	169	3
Site Drainage	10.0	years	67	1	—	—
Fencing/Stair	10.0	years	520	10	—	—
Other (c)	6.0	years	4,093	81	5,977	117
Common Areas
Mech., Elec., Plumbing	9.3	years	4,353	85	2,785	55
Parking/Paving	4.7	years	591	12	—	—
Pool/Exercise/Facility	7.8	years	3,177	62	703	14
Total Recurring (d)			$24,363	$479	$21,761	$428
Weighted Average Apartment Homes				50,931		50,931

Non-recurring capitalized expenditures (e)			$3,421

Revenue Enhancing Expenditures (f)	10.0	years	$8,486	$11,803
Revenue Enhanced Apartment Homes				719

(a) Includes discontinued operations. Capital expenditures for discontinued operations were $478 and $1,892 for the three and six months ended June 30, 2016. Maintenance expenses were $320 and $1,157 for the same periods.
(b) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2016.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(e) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2016 in addition to other, non-routine items.
(f) Represents capital expenditures for the three and six months ended June 30, 2016 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678
Real estate depreciation and amortization	60,945	58,630	121,430	115,089
Real estate depreciation from discontinued operations	—	3,973	4,327	7,877
Adjustments for unconsolidated joint ventures	2,320	2,237	4,678	4,482
Income allocated to non-controlling interests	3,483	1,122	4,693	6,588
Gain on sale of operating properties, net of tax	(32,235)	—	(32,235)	(85,145)
Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Funds from operations	$105,578	$102,041	$215,688	$200,569

Less: recurring capitalized expenditures	(15,069)	(17,894)	(24,363)	(28,538)

Adjusted funds from operations	$90,509	$84,147	$191,325	$172,031

Weighted average number of common shares outstanding:
EPS diluted	89,862	90,252	89,780	90,496
FFO/AFFO diluted	91,753	91,338	91,673	91,307

Total earnings per common share - diluted	$4.92	$0.40	$5.38	$1.68
FFO per common share - diluted	$1.15	$1.12	$2.35	$2.20
AFFO per common share - diluted	$0.99	$0.92	$2.09	$1.88

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q16	Range	2016	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$1.02	$1.06	$6.73	$6.83
Expected real estate depreciation and amortization	0.73	0.73	2.85	2.85
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.08	0.08
Reported (gain) on sale of operating properties	—	—	(0.36)	(0.36)
Reported (gain) on sale of discontinued operations	—	—	(4.18)	(4.18)
Estimated (gain) on properties held for sale	(0.72)	(0.72)	(0.72)	(0.72)
Expected FFO per share - diluted	$1.07	$1.11	$4.50	$4.60

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net income	$449,785	$37,201	$492,725	$158,266
Less: Fee and asset management income	(1,791)	(1,618)	(3,556)	(3,181)
Less: Interest and other income	(215)	(141)	(439)	(201)
Less: Income/(loss) on deferred compensation plans	(1,224)	297	(1,287)	(1,567)
Plus: Property management expense	6,417	5,931	13,557	11,723
Plus: Fee and asset management expense	998	1,121	1,950	2,197
Plus: General and administrative expense	11,803	11,582	24,026	21,330
Plus: Interest expense	23,070	24,846	46,860	49,898
Plus: Depreciation and amortization expense	62,456	59,940	124,547	117,924
Plus: Expense/(benefit) on deferred compensation plans	1,224	(297)	1,287	1,567
Less: Gain on sale of operating properties, including land	(32,235)	—	(32,678)	(85,192)
Less: Equity in income of joint ventures	(1,689)	(1,531)	(3,186)	(2,913)
Plus: Income tax expense	489	407	804	836
Less: Income from discontinued operations	(2,529)	(5,056)	(7,605)	(9,925)
Less: Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Net Operating Income (NOI)	$141,322	$132,682	$281,768	$260,762

"Same Property" Communities	$122,611	$118,208	$244,254	$232,506
Non-"Same Property" Communities	12,092	9,708	25,066	18,497
Development and Lease-Up Communities	2,392	224	4,052	249
Dispositions/Other	4,227	4,542	8,396	9,510
Net Operating Income (NOI)	$141,322	$132,682	$281,768	$260,762

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$446,302	$36,079	$488,032	$151,678
Plus: Interest expense	23,070	24,846	46,860	49,898
Plus: Depreciation and amortization expense	62,456	59,940	124,547	117,924
Plus: Income allocated to non-controlling interests from continuing operations	3,483	1,122	4,693	6,588
Plus: Income tax expense	489	407	804	836
Plus: Real estate depreciation from discontinued operations	—	3,973	4,327	7,877
Less: Gain on sale of operating properties, including land	(32,235)	—	(32,678)	(85,192)
Less: Equity in income of joint ventures	(1,689)	(1,531)	(3,186)	(2,913)
Less: Gain on sale of discontinued operations, net of tax	(375,237)	—	(375,237)	—
Adjusted EBITDA	$126,639	$124,836	$258,162	$246,696

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Positive
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q3 '16	Q4 '16	Q1 '17	Q2 '17
Earnings Release & Conference Call		Late October	Early February	Early May	Late July

Dividend Information - Common Shares:		Q1 '16	Q2 '16
Declaration Date		1/28/2016	6/15/2016
Record Date		3/31/2016	6/30/2016
Payment Date		4/18/2016	7/18/2016
Distributions Per Share		$0.75	$0.75

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2016

(Unaudited)							2Q16 Avg Monthly		2Q16 Avg Monthly
			Year Placed	Average	Apartment	2Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler (1)	Chandler	AZ	2015	1,146	380	Lease-Up	$1,297	$1.13	$1,461	$1.27
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,082	1.38	1,354	1.72
Camden Foothills	Scottsdale	AZ	2014	1,032	220	92%	1,482	1.44	1,765	1.71
Camden Hayden	Tempe	AZ	2015	1,043	234	86%	1,373	1.32	1,609	1.54
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,136	1.06	1,403	1.32
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,266	1.18	1,504	1.40
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	994	1.08	1,247	1.35
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,142	1.16	1,368	1.39
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	1,149	1.10	1,416	1.36
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	91%	1,468	1.13	1,747	1.34
TOTAL ARIZONA	10	Properties		1,030	2,929	94%	1,215	1.18	1,458	1.42

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,898	1.88	2,109	2.09
Camden Glendale (1)	Glendale	CA	2015	882	303	Lease-Up	2,243	2.54	2,380	2.70
Camden Harbor View	Long Beach	CA	2004	981	546	95%	2,404	2.45	2,570	2.62
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,023	2.00	2,220	2.20
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,631	2.05	1,847	2.32
Camden Parkside	Fullerton	CA	1972	836	421	96%	1,496	1.79	1,699	2.03
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,830	2.05	1,972	2.21
Total Los Angeles/Orange County	7	Properties		903	2,792	96%	1,915	2.12	2,099	2.32

Camden Landmark	Ontario	CA	2006	982	469	95%	1,473	1.50	1,624	1.65
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,898	1.83	2,152	2.07
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,779	1.85	2,012	2.09
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,457	2.74	2,738	3.05
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,480	1.41	1,749	1.66
Total San Diego/Inland Empire	5	Properties		991	1,665	96%	1,736	1.75	1,961	1.98

TOTAL CALIFORNIA	12	Properties		936	4,457	96%	1,848	1.97	2,047	2.19

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,366	1.54	1,516	1.71
Camden Caley	Englewood	CO	2000	925	218	97%	1,320	1.43	1,549	1.67
Camden Denver West	Golden	CO	1997	1,015	320	95%	1,559	1.54	1,773	1.75
Camden Flatirons	Denver	CO	2015	960	424	96%	1,448	1.51	1,672	1.74
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,568	1.36	1,796	1.56
Camden Interlocken	Broomfield	CO	1999	1,010	340	97%	1,464	1.45	1,674	1.66
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,389	1.49	1,620	1.74
TOTAL COLORADO	7	Properties		985	2,365	96%	1,450	1.47	1,665	1.69

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	1,531	1.44	1,794	1.69
Camden Clearbrook (2)	Frederick	MD	2007	1,048	297	96%	1,373	1.31	1,600	1.53
Camden College Park	College Park	MD	2008	942	508	93%	1,516	1.61	1,714	1.82
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,621	1.66	1,873	1.92
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,710	1.62	1,964	1.86
Camden Fairfax Corner	Fairfax	VA	2006	934	489	95%	1,762	1.89	2,003	2.14
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,735	1.74	1,948	1.96
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,404	3.58	2,755	4.10
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,475	1.47	1,668	1.66
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,621	1.58	1,834	1.79
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,522	1.78	1,750	2.04
Camden NoMa	Washington	DC	2014	770	321	95%	2,181	2.83	2,502	3.25
Camden Potomac Yard	Arlington	VA	2008	835	378	96%	1,964	2.35	2,208	2.65
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,620	3.06	2,944	3.44
Camden Russett	Laurel	MD	2000	992	426	96%	1,446	1.46	1,651	1.66
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,472	1.51	1,678	1.72
Camden South Capitol (3)	Washington	DC	2013	821	276	95%	2,138	2.60	2,484	3.02
Camden Summerfield (2)	Landover	MD	2008	957	291	94%	1,648	1.72	1,868	1.95
Camden Summerfield II (2)	Landover	MD	2012	936	187	96%	1,627	1.74	1,791	1.92
TOTAL DC METRO	19	Properties		946	6,405	95%	1,698	1.79	1,935	2.04

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,949	1.76	2,238	2.02
Camden Boca Raton	Boca Raton	FL	2014	843	261	95%	1,946	2.31	2,203	2.61
Camden Brickell	Miami	FL	2003	937	405	97%	2,050	2.19	2,246	2.40
Camden Doral	Miami	FL	1999	1,120	260	97%	1,857	1.66	2,069	1.85
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,982	1.58	2,216	1.77
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	2,024	1.94	2,279	2.18
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,578	1.31	1,812	1.51
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,591	1.43	1,854	1.67
Total Southeast Florida	8	Properties		1,079	2,781	96%	$1,860	$1.72	$2,102	$1.95

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2016

(Unaudited)							2Q16 Avg Monthly		2Q16 Avg Monthly
			Year Placed	Average	Apartment	2Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	98%	$1,266	$1.18	$1,493	$1.39
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,118	1.17	1,351	1.41
Camden LaVina	Orlando	FL	2012	970	420	95%	1,170	1.21	1,386	1.43
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,067	1.14	1,284	1.37
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,286	1.57	1,522	1.86
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	96%	979	1.09	1,177	1.31
Camden Town Square	Orlando	FL	2012	986	438	97%	1,234	1.25	1,441	1.47
Camden Waterford Lakes (3)	Orlando	FL	2013	971	300	94%	1,302	1.34	1,592	1.64
Camden World Gateway	Orlando	FL	2000	979	408	97%	1,173	1.20	1,370	1.40
Total Orlando	9	Properties		951	3,540	96%	1,155	1.21	1,374	1.44

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,062	1.13	1,335	1.42
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	95%	899	1.23	1,139	1.56
Camden Montague	Tampa	FL	2012	975	192	97%	1,208	1.24	1,438	1.48
Camden Preserve	Tampa	FL	1996	942	276	97%	1,289	1.37	1,534	1.63
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,101	1.08	1,360	1.34
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,242	1.10	1,499	1.33
Camden Westchase Park	Tampa	FL	2012	993	348	95%	1,341	1.35	1,652	1.66
Camden Woods	Tampa	FL	1986	1,223	444	95%	1,030	0.84	1,264	1.03
Total Tampa	8	Properties		974	3,510	96%	1,107	1.14	1,364	1.40

TOTAL FLORIDA	25	Properties		996	9,831	96%	1,337	1.34	1,577	1.58

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,282	1.40	1,476	1.61
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,186	1.20	1,307	1.32
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,319	1.11	1,539	1.30
Camden Dunwoody	Atlanta	GA	1997	1,007	324	98%	1,204	1.20	1,409	1.40
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,571	1.86	1,791	2.12
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,332	1.42	1,555	1.66
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,484	1.76	2,625	1.87
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,186	1.16	1,407	1.37
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	95%	1,455	1.43	1,662	1.64
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,166	1.02	1,404	1.23
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,224	1.23	1,491	1.49
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	916	0.91	1,112	1.10
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,276	1.42	1,470	1.63
TOTAL GEORGIA	13	Properties		1,026	4,246	96%	1,366	1.33	1,562	1.52

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,209	1.15	1,425	1.36
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,450	1.60	1,651	1.83
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,420	1.66	1,674	1.95
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,128	1.09	1,324	1.28
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	984	1.05	1,194	1.27
Camden Grandview	Charlotte	NC	2000	1,057	266	95%	1,598	1.51	1,785	1.69
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,059	1.09	1,292	1.33
Camden Simsbury	Charlotte	NC	1985	874	100	98%	1,093	1.25	1,296	1.48
Camden South End Square	Charlotte	NC	2003	882	299	96%	1,340	1.52	1,555	1.76
Camden Southline (3)	Charlotte	NC	2015	831	266	97%	1,387	1.67	1,583	1.91
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,254	1.14	1,469	1.34
Camden Touchstone	Charlotte	NC	1986	899	132	96%	973	1.08	1,150	1.28
Total Charlotte	12	Properties		966	2,753	96%	1,257	1.30	1,468	1.52

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	95%	1,115	1.11	1,235	1.22
Camden Crest	Raleigh	NC	2001	1,013	438	94%	967	0.96	1,188	1.17
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	988	0.94	1,247	1.19
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	1,030	0.97	1,262	1.18
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,008	1.04	1,227	1.27
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,146	1.08	1,409	1.33
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	907	0.93	1,103	1.14
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	977	0.95	1,204	1.17
Total Raleigh	8	Properties		1,016	3,054	95%	1,013	1.00	1,229	1.21

TOTAL NORTH CAROLINA	20	Properties		992	5,807	96%	1,129	1.14	1,343	1.35

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2016

(Unaudited)							2Q16 Avg Monthly		2Q16 Avg Monthly
			Year Placed	Average	Apartment	2Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	95%	$1,035	$1.20	$1,293	$1.50
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	96%	1,107	1.22	1,378	1.51
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	1,079	1.22	1,236	1.40
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,211	1.33	1,463	1.61
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,342	1.41	1,596	1.67
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,058	1.17	1,312	1.45
Camden La Frontera	Austin	TX	2015	901	300	96%	1,183	1.31	1,446	1.60
Camden Lamar Heights	Austin	TX	2015	838	314	94%	1,423	1.70	1,629	1.94
Camden Shadow Brook (3)	Austin	TX	2009	909	496	95%	1,115	1.23	1,284	1.41
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,203	1.33	1,439	1.58
Total Austin	10	Properties		899	3,360	95%	1,174	1.31	1,403	1.56

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,160	1.34	1,423	1.64
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	878	1.13	1,079	1.39
Camden Miramar (4)	Corpus Christi	TX	1994-2014	494	1,005	49%	1,150	2.33	1,424	2.88
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	94%	1,273	1.21	1,461	1.39
Total Corpus Christi	4	Properties		681	1,907	93%	1,120	1.64	1,432	2.10

Camden Addison	Addison	TX	1996	942	456	97%	1,110	1.18	1,301	1.38
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,429	1.51	1,580	1.67
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,144	1.24	1,386	1.51
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,047	1.15	1,243	1.36
Camden Cimarron	Irving	TX	1992	772	286	97%	1,107	1.43	1,350	1.75
Camden Design District (3)	Dallas	TX	2009	939	355	97%	1,346	1.43	1,462	1.56
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,250	1.34	1,464	1.57
Camden Henderson	Dallas	TX	2012	967	106	96%	1,543	1.60	1,711	1.77
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,159	1.39	1,351	1.63
Camden Legacy Park	Plano	TX	1996	871	276	97%	1,166	1.34	1,387	1.59
Camden Panther Creek (3)	Frisco	TX	2009	946	295	95%	1,141	1.21	1,299	1.37
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	94%	1,340	1.36	1,468	1.49
Camden Valley Park	Irving	TX	1986	743	516	96%	1,023	1.38	1,203	1.62
Total Dallas/Ft. Worth	13	Properties		905	5,243	96%	1,212	1.34	1,397	1.54

Camden City Centre	Houston	TX	2007	932	379	95%	1,609	1.73	1,826	1.96
Camden City Centre II	Houston	TX	2013	868	268	95%	1,671	1.93	1,882	2.17
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	95%	1,237	1.25	1,395	1.40
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	93%	1,238	1.15	1,394	1.30
Camden Grand Harbor (3)	Katy	TX	2008	959	300	94%	1,165	1.21	1,324	1.38
Camden Greenway	Houston	TX	1999	861	756	95%	1,415	1.64	1,645	1.91
Camden Heights (3)	Houston	TX	2004	927	352	95%	1,522	1.64	1,657	1.79
Camden Holly Springs	Houston	TX	1999	934	548	93%	1,254	1.34	1,441	1.54
Camden Midtown	Houston	TX	1999	844	337	90%	1,668	1.98	1,866	2.21
Camden Northpointe (3)	Tomball	TX	2008	940	384	95%	1,101	1.17	1,275	1.36
Camden Oak Crest	Houston	TX	2003	870	364	94%	1,138	1.31	1,324	1.52
Camden Park	Houston	TX	1995	866	288	94%	1,110	1.28	1,340	1.55
Camden Plaza	Houston	TX	2007	915	271	94%	1,582	1.73	1,772	1.94
Camden Post Oak	Houston	TX	2003	1,200	356	91%	2,555	2.13	2,678	2.23
Camden Royal Oaks	Houston	TX	2006	923	236	96%	1,301	1.41	1,375	1.49
Camden Royal Oaks II	Houston	TX	2012	1,054	104	91%	1,527	1.45	1,617	1.53
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	94%	1,234	1.14	1,355	1.26
Camden Stonebridge	Houston	TX	1993	845	204	97%	1,127	1.33	1,322	1.56
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,156	1.25	1,307	1.42
Camden Travis Street	Houston	TX	2010	819	253	95%	1,567	1.91	1,793	2.19
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,468	1.70	1,684	1.95
Camden Whispering Oaks	Houston	TX	2008	934	274	93%	1,244	1.33	1,436	1.53
Camden Woodson Park (3)	Houston	TX	2008	916	248	95%	1,177	1.29	1,331	1.45
Camden Yorktown (3)	Houston	TX	2008	995	306	95%	1,163	1.17	1,334	1.34
Total Houston	24	Properties		930	8,434	94%	1,392	1.50	1,571	1.69

TOTAL TEXAS	51	Properties		892	18,944	95%	1,276	1.43	1,479	1.66

TOTAL PROPERTIES	157	Properties		953	54,984	95%	$1,378	$1.45	$1,596	$1.67
(1) Completed communities in lease-up as of June 30, 2016 are excluded from total occupancy numbers.
(2) Camden Clearbrook, Camden Summerfield, and Camden Summerfield II sold subsequent to quarter end.
(3) Communities owned through investment in joint venture.
(4) Miramar is a student housing community which is excluded from total occupancy numbers.